T. Rowe Price Corporate Income Fund

Supplement to Prospectus dated October 1, 2017

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective January 31, 2018, Steve Boothe and Lauren T. Wagandt will join David A. Tiberii as the fund’s co-portfolio managers and Cochairmen of the fund’s Investment Advisory Committee. Mr. Boothe and Ms. Wagandt joined T. Rowe Price in 1999 and 2009, respectively. Effective June 30, 2018, Mr. Tiberii will step down from his responsibilities as co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Boothe and Ms. Wagandt will continue to serve as the fund’s co-portfolio managers and Cochairmen of the fund’s Investment Advisory Committee. Mr. Tiberii plans to retire from T. Rowe Price during the third quarter of 2018.

On page 9, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 31, 2018, Steve Boothe and Lauren T. Wagandt will join David A. Tiberii as co-portfolio managers and Cochairmen of the fund’s Investment Advisory Committee. Mr. Boothe joined the Firm in 1999 and his investment experience dates from 1997. During the past five years, he has served as a portfolio manager (beginning in 2016) and credit research analyst. Ms. Wagandt joined the Firm in 2009 and her investment experience dates from 2006. During the past five years, she has served as a credit research analyst. Effective June 30, 2018, Mr. Tiberii will step down from his responsibilities as a Cochairman of the fund’s Investment Advisory Committee, and Mr. Boothe and Ms. Wagandt will continue as the fund’s co-portfolio managers and Cochairmen of the fund’s Investment Advisory Committee. Mr. Tiberii plans to retire from T. Rowe Price during the third quarter of 2018.

The date of this supplement is January 11, 2018.

F112-041 1/11/2018